UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 _________________________________
FORM 8-K
  _________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) December 21, 2016

 _________________________________
Matador Resources Company
(Exact name of registrant as specified in its charter)
   _________________________________

Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
   _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 21, 2016, the Board of Directors (the “Board”) of Matador Resources Company (the “Company”) amended the Amended and Restated Bylaws of the Company (as so amended, the “Bylaws”) to implement a majority voting standard in uncontested director elections (the “Amendment”). Pursuant to the Bylaws, in an election of directors at a meeting of shareholders at which a quorum is present, (i) if the number of nominees exceeds the number of directors to be elected (a “contested election”), directors shall be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors at such meeting and (ii) in an election of directors that is not a contested election (an “uncontested election”), directors shall be elected by a majority of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors at such meeting. For purposes of the Bylaws, in an uncontested election, a “majority of the votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director.
Prior to the adoption of the Amendment, directors were elected by a plurality of the votes cast, whether or not the election was a contested election.
The description of the Bylaws set forth above is qualified in its entirety by reference to the terms of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.
In connection with the Amendment referred to in Item 5.03 above, the Board approved and adopted an amendment to the Company’s Corporate Governance Guidelines (as amended, the “Guidelines”) on December 21, 2016 to implement a resignation policy for directors who fail to receive the required number of votes in an uncontested election in accordance with the Bylaws.

The Guidelines are available on the Company’s website, www.matadorresources.com, on the Corporate Governance page under the Investors tab. Documents and information on the Company’s website are not incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Matador Resources Company, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: December 22, 2016	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Matador Resources Company, as amended.